UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21233

PARADIGM FUNDS (Exact name of registrant as specified in charter)

Nine Elk Street, Albany, NY	12207-1002
(Address of principal executive offices)	(Zip code)

Robert A. Benton Nine Elk Street, Albany, NY 12207-1002 (Name and address of agent for service)

Registrant’s telephone number, including area code: (518) 431-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Report to Stockholders.

Paradigm Funds

Paradigm Value Fund
Paradigm Select Fund
Paradigm Micro-Cap Fund
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT

December 31, 2021

Table of Contents

PARADIGM FUNDS
Letter to Shareholders	2
Sector Allocation	5
Performance Information	7
Schedules of Investments	10
Statements of Assets and Liabilities	19
Statements of Operations	19
Statements of Changes in Net Assets	21
Financial Highlights	23
NOTES TO FINANCIAL STATEMENTS	25
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
DISCLOSURE OF EXPENSES	32
ADDITIONAL INFORMATION	34
TRUSTEES & OFFICERS	35

2021 Annual Report 1

Letter to Shareholders

Dear Fellow Shareholders:

At this time a year ago, we were still reeling from the extreme quarter-to-quarter market volatility of 2020. After the unusually strong fourth-quarter finish to 2020, we were prepared for a more moderate market environment in 2021. Suffice it to say, a third consecutive year of exceptionally strong equity market performance is something we did not expect to see, but are nonetheless grateful for. No year is ever predictable, and 2021 certainly surprised to the upside.

Within the US equity markets, in 2021 we saw large-cap meaningfully outperform small-cap. For example, the large-cap Russell 1000 returned 26.46% in 2021, versus the small-cap Russell 2000 return of 14.82% . We have also called out the longer-term outperformance of Growth versus Value, which was especially extreme in 2020 across market capitalizations. As an interesting shift in that trend in 2021, Growth and Value were nearly even in large-cap indices. In small-cap indices, however, that disparity reversed entirely in 2021. As just one example, the Russell 2000 saw a return of only 2.83% for Growth, versus 28.27% for Value. The Russell Microcap index was even more extreme, with a return of 0.88% for Growth, and 34.84% for Value. Given the early 2022 market volatility, it is too early to hazard if the rebound of Value will be a sustained trend over the coming quarters.

From a macro perspective, the US remains relatively resilient amidst an ongoing global pandemic. Employment data have remained impressive, with the most recent unemployment rate at a low 3.9%, versus 6.7% at this time a year ago. This rate remains close to the pre-pandemic lows of 3.5%, while average hourly wage gains have increased at even faster rates, increasing 4.7% over the past 12 months. December ISM data were also robust and expansionary, with the PMI Manufacturing index reporting 58.7 and the Services index coming in at 62.0, in its nineteenth consecutive month of growth since contracting in the early months of the pandemic. Many a headline has described labor scarcity, and inflation remains a topic of universal focus, given labor supply and demand imbalances, as well as supply chain and freight disruptions. Consumer price inflation reached 7% in December, a level not seen since 1982. The housing market is another arena of complexity. Mortgage rates remain relatively low, with a 30-year fixed rate averaging 3.45% currently. Home prices remain elevated, however, with median home prices increasing 13.9% as of November, supporting concerns around housing affordability. Reflecting on the above crosscurrents, GDP for 2021 is expected to approach 6% growth for the full year. Consensus expectations are for the Fed to raise interest rates multiple times over the course of 2022, beginning as early as March. While this has been long-expected, market anxiety persists around the Fed’s signaling of a more hawkish stance.

As we look ahead into 2022, we are cautious for a variety of reasons. First, after three consecutive years of above-average equity market returns, it seems only logical to be prepared that there very likely may not be a fourth such year. Second, we are sadly still in the midst of an unprecedented global pandemic now entering its third year. This is an event that none of us has lived through before, and thus cannot possibly quantify nor estimate its ultimate cost nor endpoint. Third, the US continues to experience rapid inflation across sectors and markets, and while corporate America has thus far admirably navigated these headwinds, it cannot do so indefinitely. Thus, we remain conservative in our outlook.

As we have stated before, we are not, and never have been, market timers. As we review our existing portfolio holdings, we continue to seek out high-quality companies with superior management teams. We have always believed that the caliber of management is a key differentiator, particularly within the small-cap universe. Over the past two years, we have seen a meaningful difference in how well run companies have navigated the many twists and turns of Covid from a business perspective. Market leadership, competitive positioning and high barriers to entry are key tenets of our investment filtering process. We continue to

2021 Annual Report 2

also focus on sustainable and high free cash flows, combined with discounted valuations. While valuations are not universally cheap at this point in time (given the three-year upswing in the US equity markets), we continue to identify outliers and temporary valuation dislocations. Neither 2020 nor 2021 were predictable years, and few people could have predicted the many unexpected events that unfolded in either of those years. We have always believed in long-term investment horizons when we evaluate both existing portfolio holdings and potential new ideas, which gives us comfort even if 2022 proves to be a more volatile market environment.

Paradigm Value Fund

The Paradigm Value Fund increased 30.30% for the calendar year 2021, compared to a 28.27% increase for its benchmark, the Russell 2000 Value Index. Since inception (January 1, 2003) on an annualized basis, the Fund has returned 13.77%, compared to 10.39% for the benchmark.

Strong stock selection made the Information Technology sector the top contributor to performance in 2021. Broad-based IT spending across end markets and labor shortage-related demand bolstered earnings for top contributors in the sector. In particular, the Semiconductors and Semiconductor Equipment industry contributed to returns, reflecting continued tailwinds from robust demand and an ongoing global semiconductor chip shortage. An overweight position in the Industrials sector and strong stock selection in the Materials sector also contributed to performance for the year.

In an overwhelmingly positive year for equity markets, there were no meaningful detractors to performance for 2021.

Paradigm Select Fund

The Paradigm Select Fund increased 31.16% for the calendar year 2021, compared to an increase of 18.18% for its benchmark, the Russell 2500 Index. Since inception (January 1, 2005) on an annualized basis, the Fund has returned 11.67% compared to 9.95% for the benchmark.

The Information Technology sector was the top contributor to performance for the year due to strong stock selection. Holdings in the Semiconductors and Semiconductor Equipment industry benefited from robust demand across end markets, as well as a recovery in automation demand and tailwinds from new chip architectures. The Industrials sector also performed well due primarily to strong stock selection, particularly in the Building Products industry.

Given the broad strength in returns across sectors, there were no meaningful detractors to performance for the year.

Paradigm Micro-Cap Fund

The Paradigm Micro-Cap Fund increased 27.94% for the calendar year 2021, compared an increase of 19.34% for its benchmark, the Russell Microcap Index. Since inception (January 1, 2008) on an annualized basis, the Fund has returned 11.54%, compared to 8.71% for the benchmark.

2021 Annual Report 3

The Information Technology sector was the top contributor to performance in 2021, driven by an overweight position and strong stock selection in the Semiconductors and Semiconductor Equipment industry. The Communications Equipment industry was also a top contributor, benefitting from robust demand across existing end markets, as well as multi-year network infrastructure investments and broadband funding initiatives. The Health Care sector also contributed to performance, particularly in the Health Care Equipment industry.

The Industrials sector was a nominal detractor to performance.

Sincerely,

Candace King Weir President and Chief Investment Officer Paradigm Funds Advisor LLC	Amelia F. Weir Senior Vice President Paradigm Funds Advisor LLC

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume that all dividends and distributions were reinvested and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance may be lower or higher that the performance data quoted. Statements concerning financial market trends are based on current market conditions, which will fluctuate. Any statements of opinion constitute only current opinions of Paradigm Funds Advisor LLC which are subject to change. Investment in the Fund involves a risk of loss. The Russell 2000 Value Index, Russell 2500 Index and Russell Microcap Index are U.S. equity indices. These indices are included for informational purposes only and may not be representative of the type of investments made by the Funds. References made to these indices are for comparative purposes only. To obtain performance data current to the most recent month end, please call 1-800-239-0732 or visit our website at www.paradigm-funds.com. The prospectus should be read carefully before investing.

2021 Annual Report 4

Paradigm Funds (Unaudited)

     PARADIGM VALUE FUND
Sector Allocation as of December 31, 2021
(As a Percentage of Equity Securities Held)

     PARADIGM SELECT FUND
Sector Allocation as of December 31, 2021
(As a Percentage of Equity Securities Held)

2021 Annual Report 5

Paradigm Funds (Unaudited)

     PARADIGM MICRO-CAP FUND
Sector Allocation as of December 31, 2021
(As a Percentage of Equity Securities Held)

2021 Annual Report 6

Paradigm Value Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for the Periods Ended December 31, 2021.

December 31, 2021 NAV $71.43

	1 Year(A)	3 Year(A)	5 Year(A)	10 Year(A)
Paradigm Value Fund	30.30%	23.34%	15.95%	12.87%
Russell 2000® Value Index(B)	28.27%	17.99%	9.07%	12.03%

(A) 1 Year, 3 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Value Fund was January 1, 2003.

(B) The Russell 2000® Value Index (whose composition is different from the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks. Investors cannot invest directly in an index.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

Per the Fund’s most recent prospectus, the Fund’s Total Annual Operating Expense Ratio is 1.51% . The Total Annual Operating Expense Ratio may not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights only include the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds. Shares redeemed within 90 days of purchase are subject to a 2.00% redemption fee.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2021 Annual Report 7

Paradigm Select Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for the Periods Ended December 31, 2021.

December 31, 2021 NAV $74.25

	1 Year(A)	3 Year(A)	5 Year(A)	10 Year(A)
Paradigm Select Fund	31.16%	31.74%	19.05%	15.30%
Russell 2500® Index(B)	18.18%	21.91%	13.75%	14.15%

(A) 1 Year, 3 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Select Fund was January 1, 2005.

(B) The Russell 2500® Index (whose composition is different from the Fund) measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “mid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an index.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

Per the Fund’s most recent prospectus, the Fund’s Total Annual Operating Expense Ratio (before any fee waiver) is 1.51%, and 1.16% post waiver. The Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in Acquired Funds) at 1.15% of its average daily net assets through April 30, 2022. The Total Annual Operating Expense Ratio may not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights only include the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds. Shares redeemed within 90 days of purchase are subject to a 2.00% redemption fee.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2021 Annual Report 8

Paradigm Micro-Cap Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for the Period Ended December 31, 2021.

December 31, 2021 NAV $54.57

	1 Year(A)	3 Year(A)	5 Year(A)	10 Year(A)
Paradigm Micro-Cap Fund	27.94%	31.99%	18.84%	15.82%
Russell Microcap® Index(B)	19.34%	20.90%	11.69%	13.62%

(A) 1 Year, 3 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Micro-Cap Fund was January 1, 2008.

(B) The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap® Index is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Investors cannot invest directly in an index. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

Per the Fund’s most recent prospectus, the Fund’s Total Annual Operating Expense Ratio is 1.26% . The Total Annual Operating Expense Ratio may not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights only include the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds. Shares redeemed within 90 days of purchase are subject to a 2.00% redemption fee.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2021 Annual Report 9

Paradigm Value Fund

		Schedule of Investments
		December 31, 2021
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Air Courier Services
55,000	Air Transport Services Group, Inc. *	$1,615,900	2.12%
Aircraft Parts & Auxiliary Equipment, NEC
10,000	Ducommun Incorporated *	467,700	0.61%
Communications Services, NEC
30,000	Calix, Inc. *	2,399,100	3.15%
Computer Communications Equipment
124,300	A10 Networks, Inc.	2,060,894
138,500	Extreme Networks, Inc. *	2,174,450
		4,235,344	5.56%
Construction - Special Trade Contractors
76,800	Matrix Service Co. *	577,536	0.76%
Electrical Work
19,700	EMCOR Group Inc.	2,509,583	3.29%
Electronic Computers
6,000	Omnicell, Inc. *	1,082,640	1.42%
Footwear, (No Rubber)
30,000	Caleres, Inc.	680,400	0.89%
Industrial Organic Chemicals
21,700	Sensient Technologies Corporation	2,171,302	2.85%
Instruments for Measuring & Testing of Electricity & Electric Signals
10,000	Cohu, Inc. *	380,900	0.50%
Laboratory Analytical Instruments
13,500	PerkinElmer Inc.	2,714,310	3.56%
Measuring & Controlling Devices, NEC
10,000	Onto Innovation Inc. *	1,012,300	1.33%
Millwood, Veneer, Plywood, & Structural Wood Members
35,000	JELD-WEN Holding, Inc. *	922,600	1.21%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
74,000	Summit Materials, Inc. - Class A *	2,970,360	3.90%
Motor Vehicle Parts & Accessories
30,000	Modine Manufacturing Company *	302,700	0.40%
National Commercial Banks
34,000	First Merchants Corporation	1,424,260
17,000	National Bank Holdings Corporation - Class A	746,980
		2,171,240	2.85%
Office Machines, NEC
40,000	Pitney Bowes Inc.	265,200	0.35%
Optical Instruments & Lenses
12,000	II-VI Incorporated *	819,960	1.08%
Printed Circuit Boards
15,000	Jabil, Inc.	1,055,250	1.38%
Retail - Apparel & Accessory Stores
22,400	Tilly's, Inc. - Class A	360,864
10,000	Zumiez Inc. *	479,900
		840,764	1.10%
Retail - Catalog & Mail-Order Houses
7,000	Insight Enterprises, Inc. *	746,200	0.98%
Retail - Family Clothing Stores
67,600	American Eagle Outfitters, Inc.	1,711,632	2.25%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2021 Annual Report 10

Paradigm Value Fund

		Schedule of Investments
		December 31, 2021
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Retail - Retail Stores, NEC
6,000	IAC/InterActiveCorp. *	$784,260
20,000	Kirkland's, Inc. *	298,600
		1,082,860	1.42%
Retail - Shoe Stores
51,000	Designer Brands Inc. - Class A *	724,710
29,800	Foot Locker, Inc.	1,300,174
		2,024,884	2.66%
Semiconductors & Related Devices
10,000	FormFactor, Inc. *	457,200
56,700	Kulicke & Soffa Industries Inc. (Singapore)	3,432,618
7,588	Marvell Technology, Inc.	663,874
20,000	MaxLinear, Inc. - Class A *	1,507,800
40,000	NeoPhotonics Corporation *	614,800
11,700	Qorvo, Inc. *	1,829,763
		8,506,055	11.16%
Services - Business Services, NEC
6,832	Concentrix Corporation	1,220,332
135,000	Conduent Incorporated *	720,900
		1,941,232	2.55%
Services - Computer Integrated Systems Design
100,000	Ribbon Communications Inc. *	605,000	0.79%
Services - Computer Programming, Data Processing, Etc.
9,741	Vimeo, Inc. *	174,948	0.23%
Services - Help Supply Services
44,400	Kforce Inc.	3,339,768	4.38%
Services - Home Health Care Services
18,900	Addus HomeCare Corporation *	1,767,339	2.32%
Services - Hospitals
8,600	Magellan Health Services Inc. *	816,914	1.07%
Services - Management Services
30,000	R1 RCM Inc. *	764,700	1.00%
Services - Medical Laboratories
33,300	RadNet, Inc. *	1,002,663	1.32%
Services - Prepackaged software
40,000	Absolute Software Corp. (Canada)	376,400
6,666	Consensus Cloud Solutions Inc. *	385,761
		762,161	1.00%
Services - Personal Services
9,850	Match Group, Inc. *	1,302,663	1.71%
Services - Skilled Nursing Care Facilities
10,000	The Ensign Group, Inc.	839,600	1.10%
Special Industry Machinery (No Metalworking Machinery)
3,500	Kadant Inc.	806,680	1.06%
Special Industry Machinery, NEC
28,100	Azenta, Inc.	2,897,391
30,000	Veeco Instruments Inc. *	854,100
		3,751,491	4.92%
State Commercial Banks
21,000	Banner Corporation	1,274,070
5,000	Prosperity Bancshares, Inc.	361,500
35,000	Renasant Corporation	1,328,250
		2,963,820	3.89%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2021 Annual Report 11

Paradigm Value Fund

		Schedule of Investments
		December 31, 2021
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Surgical & Medical Instruments & Apparatus
10,000	SI-Bone, Inc. *	$222,100	0.29%
Telegraph & Other Message Communications
20,000	Ziff Davis, Inc. *	2,217,200	2.91%
Telephone & Telegraph Apparatus
6,000	Fabrinet (Thailand) *	710,820	0.93%
Transportation Services
15,400	GATX Corp.	1,604,526	2.11%
Water, Sewer, Pipeline, Comm & Power Line Construction
24,000	Primoris Services Corporation	575,520	0.76%
Wholesale - Computers & Peripheral Equipment & Software
10,832	TD SYNNEX Corporation	1,238,748	1.63%
Total for Common Stocks (Cost $25,205,540)		70,674,613	92.75%
REAL ESTATE INVESTMENT TRUSTS
11,650	Mid-America Apartment Communities Inc.	2,672,976
Total for Real Estate Investment Trusts (Cost $326,869)		2,672,976	3.51%
MONEY MARKET FUNDS
2,850,662	SEI Daily Income Trust Government Fund CL F 0.01% **	2,850,662	3.74%
Total for Money Market Funds (Cost $2,850,662)
Total Investment Securities		76,198,251	100.00%
	(Cost $28,383,071)
Other Assets in Excess of Liabilities		1,783	0.00%
Net Assets		$76,200,034	100.00%

* Non-Income Producing Securities. ** The Yield Rate shown represents the 7-day yield at December 31, 2021.

The accompanying notes are an integral part of these financial statements.

2021 Annual Report 12

Paradigm Select Fund

			Schedule of Investments
			December 31, 2021
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Aircraft Parts & Auxiliary Equipment, NEC
25,200	Ducommun Incorporated *	$1,178,604	0.79%
Chemical & Allied Products
1,775	Innospec Inc.	160,354	0.11%
Communications Equipment, NEC
38,200	Lumentum Holdings Inc. *	4,040,414	2.72%
Electrical Work
26,100	EMCOR Group Inc.	3,324,879	2.24%
Electromedical & Electrotherapeutic Apparatus
16,800	Masimo Corporation *	4,918,704	3.31%
Fire, Marine & Casualty Insurance
6,450	American Financial Group Inc.	885,714	0.60%
General Industrial Machinery & Equipment
10,100	Regal Rexnord Corporation	1,718,818
48,200	Zurn Water Solutions Corp.	1,754,480
		3,473,298	2.34%
Industrial Instruments For Measurement, Display, and Control
22,600	MKS Instruments, Inc.	3,936,242	2.65%
Industrial Organic Chemicals
23,000	Sensient Technologies Corporation	2,301,380
4,350	Westlake Chemical Corp.	422,516
		2,723,896	1.83%
Instruments for Measurement & Testing of Electricity & Electric Signals
36,800	Teradyne, Inc.	6,017,904	4.05%
Laboratory Analytical Instruments
30,300	PerkinElmer Inc.	6,092,118	4.10%
Measuring & Controlling Devices, NEC
19,400	Onto Innovation Inc. *	1,963,862	1.32%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
24,900	Summit Materials, Inc. - Class A *	999,486	0.67%
Miscellaneous Manufacturing Industries
57,700	Hillenbrand, Inc.	2,999,823	2.02%
Optical Instruments & Lenses
28,500	II-VI Incorporated *	1,947,405	1.31%
Pharmaceutical Preparations
17,000	Emergent BioSolutions Inc. *	738,990	0.50%
Plastics Products
10,500	Entegris, Inc.	1,455,090	0.98%
Printed Circuit Boards
29,800	Jabil, Inc.	2,096,430	1.41%
Retail - Catalog & Mail-Order Houses
11,300	Insight Enterprises, Inc. *	1,204,580	0.81%
Retail - Eating & Drinking Places
6,700	Cannae Holdings, Inc. *	235,505	0.16%
Retail - Family Clothing Stores
85,300	American Eagle Outfitters, Inc.	2,159,796	1.45%
Retail - Lumber & Other Building Materials Dealers
116,800	Builders FirstSource, Inc. *	10,010,928	6.74%
Retail - Radio, TV & Consumer Electronics Stores
34,900	Best Buy Co., Inc.	3,545,840	2.39%
Retail - Retail Stores, NEC
14,800	IAC/InterActiveCorp. *	1,934,508	1.30%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2021 Annual Report 13

Paradigm Select Fund

		Schedule of Investments
		December 31, 2021
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Retail - Shoe Stores
74,800	Foot Locker, Inc.	$3,263,524	2.20%
Search, Detection, Navigation, Guidance, Aeronautical Systems
26,700	Garmin Ltd. (Switzerland)	3,635,739	2.45%
Semiconductors & Related Devices
46,800	FormFactor, Inc. *	2,139,696
87,700	Kulicke & Soffa Industries Inc. (Singapore)	5,309,358
92,525	Marvell Technology, Inc.	8,095,012
37,200	MaxLinear, Inc. - Class A *	2,804,508
12,800	Qorvo, Inc. *	2,001,792
22,200	Skyworks Solutions, Inc.	3,444,108
		23,794,474	16.02%
Services - Computer Integrated Systems Design
56,000	Allscripts Healthcare Solutions, Inc. *	1,033,200	0.70%
Services - Computer Programming, Data Processing, Etc.
20,383	Vimeo, Inc. *	366,079	0.25%
Services - Help Supply Services
72,925	Kelly Services, Inc. - Class A	1,222,952
60,250	Kforce Inc.	4,532,005
		5,754,957	3.87%
Services - Hospitals
10,200	Magellan Health Services Inc. *	968,898	0.65%
Services - Personal Services
17,382	Match Group, Inc. *	2,298,770	1.55%
Services - Prepackaged Software
1,809	Black Knight, Inc. *	149,948
8,666	Consensus Cloud Solutions Inc. *	501,501
29,600	Progress Software Corporation	1,428,792
		2,080,241	1.40%
Services - Skilled Nursing Care Facilities
17,600	The Ensign Group, Inc.	1,477,696	0.99%
Steel Pipe & Tubes
15,750	Allegheny Technologies Incorporated *	250,897	0.17%
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)
13,800	Carpenter Technology Corporation	402,822	0.27%
Surgical & Medical Instruments & Apparatus
86,600	Globus Medical, Inc. - Class A *	6,252,520	4.21%
Telegraph & Other Message Communications
28,500	Ziff Davis Inc. *	3,159,510	2.13%
Telephone & Telegraph Apparatus
10,500	Fabrinet * (Thailand)	1,243,935	0.84%
Title Insurance
5,900	Fidelity National Financial, Inc.	307,862	0.21%
Wholesale - Computers & Peripheral Equipment & Software
22,000	TD SYNNEX Corporation	2,515,920	1.69%
Wholesale - Electrical Apparatus & Equipment, Wiring Supplies
20,000	EnerSys	1,581,200
11,900	WESCO International, Inc. *	1,565,921
		3,147,121	2.12%
Wholesale - Lumber & Other Construction Materials
33,500	Boise Cascade Company	2,385,200	1.61%
Total for Common Stocks (Cost $83,223,356)		132,383,735	89.13%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2021 Annual Report 14

Paradigm Select Fund

	Schedule of Investments
	December 31, 2021
Shares	Fair Value	% of Net Assets
REAL ESTATE INVESTMENT TRUSTS
8,400 Mid-America Apartment Communities Inc.	$1,927,296	1.30%
Total for Real Estate Investment Trusts (Cost $924,583)
MONEY MARKET FUNDS
12,085,799 SEI Daily Income Trust Government Fund CL F 0.01% **	12,085,799	8.14%
Total for Money Market Funds (Cost $12,085,799)
Total Investment Securities	146,396,830	98.57%
(Cost $96,233,738)
Other Assets in Excess of Liabilities	2,130,006	1.43%
Net Assets	$148,526,836	100.00%

** The Yield Rate shown represents the 7-day yield at December 31, 2021. The accompanying notes are an integral part of these financial statements.

2021 Annual Report 15

Paradigm Micro-Cap Fund

			Schedule of Investments
			December 31, 2021
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Aircraft Parts & Auxiliary Equipment, NEC
80,000	Ducommun Incorporated *	$3,741,600	2.34%
Ball & Roller Bearings
295,310	NN, Inc. *	1,210,771	0.76%
Communications Equipment, NEC
20,000	Vocera Communications, Inc. *	1,296,800	0.81%
Communications Services, NEC
60,000	Calix, Inc. *	4,798,200	3.00%
Computer Communications Equipment
200,000	A10 Networks, Inc.	3,316,000
320,000	Extreme Networks, Inc. *	5,024,000
		8,340,000	5.21%
Concrete Products, Except Block & Brick
120,000	Forterra, Inc. *	2,853,600	1.78%
Electromedical & Electrotherapeutic Apparatus
80,000	Cutera, Inc. *	3,305,600	2.07%
Electronic Computers
20,000	Omnicell, Inc. *	3,608,800	2.25%
Footwear (No Rubber)
220,000	Caleres, Inc.	4,989,600	3.12%
Industrial Organic Chemicals
5,950	Sensient Technologies Corporation	595,357	0.37%
Instruments For Measurement & Testing of Electricity & Electric Signals
32,650	Cohu, Inc. *	1,243,638	0.78%
Measuring & Controlling Devices, NEC
60,000	Onto Innovation Inc. *	6,073,800	3.80%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
100,000	Summit Materials, Inc. - Class A *	4,014,000	2.51%
Miscellaneous Manufacturing Industries
5,200	Hillenbrand, Inc.	270,348	0.17%
Motor Vehicle Parts & Accessories
250,000	Modine Manufacturing Company *	2,522,500	1.58%
Office Machines, NEC
400,000	Pitney Bowes Inc.	2,652,000	1.66%
Pharmaceutical Preparations
90,000	Eton Pharmaceuticals, Inc. *	386,100
80,000	Nature's Sunshine Products, Inc.	1,480,000
		1,866,100	1.17%
Radio & TV Broadcasting & Communications Equipment
50,000	Aviat Networks, Inc. *	1,604,000
100,000	CalAmp Corp. *	706,000
		2,310,000	1.44%
Retail - Apparel & Accessory Stores
30,000	Citi Trends, Inc. *	2,842,500
39,200	Zumiez Inc. *	1,881,208
		4,723,708	2.95%
Retail - Catalog & Mail-Order Houses
40,000	Insight Enterprises, Inc. *	4,264,000	2.66%
Retail - Family Clothing Stores
13,300	American Eagle Outfitters, Inc.	336,756	0.21%
Retail - Retail Stores, NEC
100,000	Kirkland's, Inc. *	1,493,000	0.93%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2021 Annual Report 16

Paradigm Micro-Cap Fund

		Schedule of Investments
		December 31, 2021
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Retail - Shoe Stores
6,700	Foot Locker, Inc.	$292,321	0.18%
Semiconductors & Related Devices
40,000	FormFactor, Inc. *	1,828,800
80,000	Ichor Holdings, Ltd. *	3,682,400
33,700	Kulicke & Soffa Industries Inc. (Singapore)	2,040,198
120,000	MaxLinear, Inc. - Class A *	9,046,800
150,000	NeoPhotonics Corporation *	2,305,500
100,000	Ultra Clean Holdings, Inc. *	5,736,000
		24,639,698	15.39%
Services - Computer Integrated Systems Design
100,000	NextGen Healthcare, Inc. *	1,779,000
640,000	Ribbon Communications Inc. *	3,872,000
		5,651,000	3.53%
Services - Computer Programming Services
41,600	Computer Programs & Systems, Inc. *	1,218,880	0.76%
Services - Help Supply Services
55,000	Cross Country Healthcare, Inc. *	1,526,800
130,500	Kelly Services, Inc. - Class A	2,188,485
		3,715,285	2.32%
Services - Home Health Care Services
19,700	Addus HomeCare Corporation *	1,842,147	1.15%
Services - Hospitals
5,900	Magellan Health Services Inc. *	560,441	0.35%
Services - Management Services
160,000	R1 RCM Inc. *	4,078,400	2.55%
Services - Medical Laboratories
41,666	Exagen, Inc. *	484,576	0.30%
Services - Miscellaneous Health & Allied Services, NEC
100,000	Viemed Healthcare, Inc. *	522,000	0.33%
Services - Prepackaged Software
180,000	Absolute Software Corp. (Canada)	1,693,800
20,000	Cerence Inc. *	1,532,800
10,900	Progress Software Corporation	526,143
		3,752,743	2.34%
Services - Skilled Nursing Care Facilities
40,000	The Ensign Group, Inc.	3,358,400	2.10%
Special Industry Machinery (No Metalworking Machinery)
15,100	Kadant Inc.	3,480,248	2.17%
Special Industry Machinery, NEC
80,000	Axcelis Technologies, Inc. *	5,964,800
9,800	Azenta, Inc.	1,010,478
200,000	Veeco Instruments Inc. *	5,694,000
		12,669,278	7.92%
Surgical & Medical Instruments & Apparatus
20,000	AngioDynamics, Inc. *	551,600
53,700	AtriCure, Inc. *	3,733,761
500,000	Cerus Corporation *	3,405,000
31,200	Orthofix Medical, Inc. *	970,008
19,600	OrthoPediatrics Corp. *	1,173,256
200,000	SeaSpine Holdings Corporation. *	2,724,000
95,000	SI-BONE, Inc. *	2,109,950
		14,667,575	9.16%
Telephone & Telegraph Apparatus
350,000	Infinera Corporation *	3,356,500	2.10%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2021 Annual Report 17

Paradigm Micro-Cap Fund

	Schedule of Investments
	December 31, 2021
Shares	Fair Value	% of Net Assets
COMMON STOCKS
Watches, Clocks, Clockwork Operated Devices/Parts
110,000 Fossil Group, Inc. *	$1,131,900	0.71%
Women's, Misses', and Juniors Outerwear
85,000 J.Jill, Inc. *	1,630,300	1.02%
Total for Common Stocks (Cost $83,394,825)	153,561,870	95.95%
CONTINGENT VALUE RIGHTS
300,000 Flexion Therapeutics Contingent Value Right * +	186,000
Total for Contingent Value Rights (Cost $186,000)	186,000	0.12%
MONEY MARKET FUNDS
6,806,969 SEI Daily Income Trust Government Fund CL F 0.01% **	6,806,969	4.25%
Total for Money Market Funds (Cost $6,806,969)
Total Investment Securities	160,554,839	100.32%
(Cost $90,387,794)
Liabilities in Excess of Other Assets	(508,535)	-0.32%

Net Assets	$160,046,304	100.00%

* Non-Income Producing Securities. ** The Yield Rate shown represents the 7-day yield at December 31, 2021. + Level 3 and illiquid security.

The accompanying notes are an integral part of these financial statements.

2021 Annual Report 18

Paradigm Funds

Statements of Assets and Liabilities	Value	Select
December 31, 2021	Fund	Fund

Assets:
Investment Securities at Fair Value*	$76,198,251	$146,396,830
Cash	-	17,353
Receivable for Fund Shares Sold	71,792	2,795,849
Dividends Receivable	24,060	43,022
Total Assets	76,294,103	149,253,054
Liabilities:
Payable for Fund Shares Redeemed	2	325,819
Payable for Securities Purchased	-	264,841
Payable to Advisor	94,067	135,558
Total Liabilities	94,069	726,218
Net Assets	$76,200,034	$148,526,836
Net Assets Consist of:
Paid In Capital	$28,420,670	$98,383,702
Total Distributable Earnings	47,779,364	50,143,134
Net Assets	$76,200,034	$148,526,836

Net Asset Value, Offering and Redemption Price (Note 2)	$71.43	$74.25

* Investments at Identified Cost	$28,383,071	$96,233,738

Shares Outstanding (Unlimited number of shares	1,066,778	2,000,275
authorized without par value)

Statements of Operations
For the fiscal year ended December 31, 2021

Investment Income:
Dividends (Net of foreign taxes of $0 and $0, respectively)	$505,289	$919,783
Total Investment Income	505,289	919,783
Expenses:
Investment Advisor Fees	1,054,548	1,587,291
Total Expenses	1,054,548	1,587,291
Less: Expenses Waived	-	(370,368)
Net Expenses	1,054,548	1,216,923

Net Investment Loss	(549,259)	(297,140)

Realized and Unrealized Gain on Investments:
Capital Gain Distributions from Real Estate Investment Trusts	19,498	11,967
Net Realized Gain on Investments	1,951,025	311,567
Net Change in Net Unrealized Appreciation on Investments	16,038,986	26,530,742
Net Realized and Unrealized Gain on Investments	18,009,509	26,854,276

Net Increase in Net Assets from Operations	$17,460,250	$26,557,136

The accompanying notes are an integral part of these financial statements.

2021 Annual Report 19

Paradigm Funds

Statement of Assets and Liabilities	Micro-Cap
December 31, 2021	Fund

Assets:
Investment Securities at Fair Value*	$160,554,839
Receivable for Fund Shares Sold	140,453
Dividends Receivable	20,583
Total Assets	160,715,875
Liabilities:
Payable for Fund Shares Redeemed	68,251
Payable for Securities Purchased	438,427
Payable to Advisor	162,893
Total Liabilities	669,571
Net Assets	$160,046,304
Net Assets Consist of:
Paid In Capital	$89,959,489
Total Distributable Earnings	70,086,815
Net Assets	$160,046,304

Net Asset Value, Offering and Redemption Price (Note 2)	$54.57

* Investments at Identified Cost	$90,387,794

Shares Outstanding (Unlimited number of shares	2,932,825
authorized without par value)

Statement of Operations
For the fiscal year ended December 31, 2021

Investment Income:
Dividends (Net of foreign taxes $945)	$501,385
Total Investment Income	501,385
Expenses:
Investment Advisor Fees	1,818,419
Total Expenses	1,818,419

Net Investment Loss	(1,317,034)

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	1,749,125
Net Change in Net Unrealized Appreciation on Investments	29,915,883
Net Realized and Unrealized Gain on Investments	31,665,008

Net Increase in Net Assets from Operations	$30,347,974

The accompanying notes are an integral part of these financial statements.

2021 Annual Report 20

Paradigm Funds

Statements of Changes in Net Assets	Value Fund		Select Fund

	1/1/2021	1/1/2020	1/1/2021	1/1/2020
	to	to	to	to
	12/31/2021	12/31/2020	12/31/2021	12/31/2020
From Operations:
Net Investment Loss	$(549,259)	$(146,657)	$(297,140)	$(101,808)
Capital Gain Distributions from Real Estate Investment
Trusts	19,498	-	11,967	-
Net Realized Gain on Investments	1,951,025	1,435,884	311,567	113,469
Net Change in Unrealized Appreciation on Investments	16,038,986	6,522,803	26,530,742	12,411,484
Net Increase in Net Assets from Operations	17,460,250	7,812,030	26,557,136	12,423,145
From Distributions to Shareholders:	(1,985,254)	(1,228,695)	(251,191)	(69,691)
From Capital Share Transactions:
Proceeds From Sale of Shares	8,890,788	2,859,071	79,522,478	23,201,635
Proceeds from Redemption Fees (Note 2)	18,588	9,154	123,567	14,670
Shares Issued on Reinvestment of Dividends	1,953,933	1,209,967	247,665	68,550
Cost of Shares Redeemed	(7,831,154)	(7,857,656)	(22,643,318)	(7,411,368)
Net Increase (Decrease) from Shareholder Activity	3,032,155	(3,779,464)	57,250,392	15,873,487
Net Increase in Net Assets	18,507,151	2,803,871	83,556,337	28,226,941

Net Assets at Beginning of Period	57,692,883	54,889,012	64,970,499	36,743,558

Net Assets at End of Period	$76,200,034	$57,692,883	$148,526,836	$64,970,499

Share Transactions:
Issued	131,164	67,428	1,186,647	500,794
Reinvested	27,420	21,469	3,340	1,207
Redeemed	(116,795)	(187,888)	(335,343)	(172,257)
Net Increase (Decrease) in Shares	41,789	(98,991)	854,644	329,744
Shares Outstanding Beginning of Period	1,024,989	1,123,980	1,145,631	815,887
Shares Outstanding End of Period	1,066,778	1,024,989	2,000,275	1,145,631

The accompanying notes are an integral part of these financial statements.

2021 Annual Report 21

Paradigm Funds

Statements of Changes in Net Assets	Micro-Cap Fund

	1/1/2021	1/1/2020
	to	to
	12/31/2021	12/31/2020
From Operations:
Net Investment Loss	$(1,317,034)	$(311,808)
Net Realized Gain on Investments	1,749,125	5,453,981
Net Change in Unrealized Appreciation on Investments	29,915,883	24,734,136
Net Increase in Net Assets from Operations	30,347,974	29,876,309

From Distributions to Shareholders:	(1,767,793)	(4,809,017)

From Capital Share Transactions:
Proceeds From Sale of Shares	56,094,404	6,051,874
Proceeds from Redemption Fees (Note 2)	42,134	422
Shares Issued on Reinvestment of Dividends	1,737,987	4,769,164
Cost of Shares Redeemed	(24,813,741)	(989,129)
Net Increase from Shareholder Activity	33,060,784	9,832,331
Net Increase in Net Assets	61,640,965	34,899,623

Net Assets at Beginning of Period	98,405,339	63,505,716

Net Assets at End of Period	$160,046,304	$98,405,339

Share Transactions:
Issued	1,099,311	149,576
Reinvested	31,954	110,500
Redeemed	(480,051)	(33,142)
Net Increase in Shares	651,214	226,934
Shares Outstanding Beginning of Period	2,281,611	2,054,677
Shares Outstanding End of Period	2,932,825	2,281,611

The accompanying notes are an integral part of these financial statements.

2021 Annual Report 22

Paradigm Value Fund

Financial Highlights - Paradigm Value Fund

Selected data for a share outstanding	1/1/2021	1/1/2020	1/1/2019		1/1/2018	1/1/2017
throughout the period:	to	to	to		to	to
	12/31/2021	12/31/2020	12/31/2019		12/31/2018	12/31/2017
Net Asset Value - Beginning of Year	$56.29	$48.83	$41.94		$48.96	$48.10
Net Investment Income (Loss) (a)	(0.53)	(0.14)	0.05		(0.10)	(0.08)
Net Gain (Loss) on Investments (Realized and Unrealized)	17.56	8.81	9.29		(0.98)	6.89
Total from Investment Operations	17.03	8.67	9.34		(1.08)	6.81
Distributions (From Net Investment Income)	-	(0.04)	(0.02)		-	-
Distributions (From Capital Gains)	(1.91)	(1.18)	(2.43)		(5.95)	(5.96)
Total Distributions	(1.91)	(1.22)	(2.45)		(5.95)	(5.96)
Proceeds from Redemption Fee (Note 2)	0.02	0.01	-	+	0.01	0.01
Net Asset Value - End of Period	$71.43	$56.29	$48.83		$41.94	$48.96
Total Return (b)	30.30%	17.78%	22.27%		(2.07)%	14.06%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$76,200	$57,693	$54,889		$51,431	$59,173
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%		1.50%	1.66%
After Reimbursement
Ratio of Expenses to Average Net Assets (c)	1.50%	1.50%	1.50%		1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average
Net Assets (c)	(0.78)%	(0.32)%	0.12%		(0.18)%	(0.15)%
Portfolio Turnover Rate	10.61%	11.64%	12.31%		20.54%	24.12%

Paradigm Select Fund

Financial Highlights - Paradigm Select Fund

Selected data for a share outstanding throughout the period:	1/1/2021	1/1/2020		1/1/2019		1/1/2018	1/1/2017
	to	to		to		to	to
	12/31/2021	12/31/2020		12/31/2019		12/31/2018	12/31/2017
Net Asset Value - Beginning of Year	$56.71	$45.04		$32.75		$37.44	$33.49
Net Investment Income (Loss) (a)	(0.19)	(0.11)		0.01		0.01	(0.05)
Net Gain (Loss) on Investments (Realized and Unrealized)	17.78	11.83		12.54		(3.74)	5.42
Total from Investment Operations	17.59	11.72		12.55		(3.73)	5.37
Distributions (From Net Investment Income)	-	-	+	(0.01)		-	-
Distributions (From Capital Gains)	(0.13)	(0.06)		(0.25)		(0.96)	(1.46)
Total Distributions	(0.13)	(0.06)		(0.26)		(0.96)	(1.46)
Proceeds from Redemption Fee (Note 2)	0.08	0.01		-	+	-	0.04

Net Asset Value - End of Period	$74.25	$56.71		$45.04		$32.75	$37.44
Total Return (b)	31.16%	26.05%		38.32%		(9.93)%	16.12%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$148,527	$64,970		$36,744		$23,323	$25,262
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.50%	1.50%		1.50%		1.50%	1.50%
After Reimbursement
Ratio of Expenses to Average Net Assets (c)	1.15%	1.15%		1.15%		1.15%	1.15%
Ratio of Net Investment Income (Loss) to Average
Net Assets (c)	(0.28)%	(0.26)%		0.03%		0.03%	(0.13)%
Portfolio Turnover Rate	8.64%	11.10%		15.27%		20.28%	21.49%

(a) Per share amount calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Such percentages reflect an expense waiver by the Advisor. See Note 4.
+ Amount calculated is less than $0.005/0.005%.

The accompanying notes are an integral part of these financial statements.

2021 Annual Report 23

Paradigm Micro-Cap Fund

Financial Highlights - Paradigm Micro-Cap Fund

Selected data for a share outstanding throughout the period:	1/1/2021	1/1/2020		1/1/2019		1/1/2018		1/1/2017
	to	to		to		to		to
	12/31/2021	12/31/2020		12/31/2019		12/31/2018		12/31/2017
Net Asset Value - Beginning of Year	$43.13	$30.91		$25.26		$32.40		$29.89
Net Investment Loss (a)	(0.47)	(0.15)		(0.02)		(0.23)		(0.31)
Net Gain (Loss) on Investments (Realized and Unrealized)	12.51	14.63		5.67		(3.35)		5.05
Total from Investment Operations	12.04	14.48		5.65		(3.58)		4.74
Distributions (From Net Investment Income)	-	-		-		-		-
Distributions (From Capital Gains)	(0.61)	(2.26)		-	+	(3.56)		(2.23)
Total Distributions	(0.61)	(2.26)		-		(3.56)		(2.23)
Proceeds from Redemption Fee (Note 2)	0.01	-	+	-		-	+	-	+
Net Asset Value - End of Period	$54.57	$43.13		$30.91		$25.26		$32.40
Total Return (b)	27.94%	46.85%		22.38%		(10.96)%		15.79%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$160,046	$98,405		$63,506		$44,346		$49,424
Ratio of Expenses to Average Net Assets	1.25%	1.25%		1.25%		1.25%		1.25%
Ratio of Net Investment Loss to Average
Net Assets	(0.91)%	(0.48)%		(0.06)%		(0.67)%		(0.96)%
Portfolio Turnover Rate	46.02%	81.04%		86.09%		111.47%		125.90%

(a) Per share amount calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
+ Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

2021 Annual Report 24

NOTES TO FINANCIAL STATEMENTS PARADIGM FUNDS December 31, 2021

1.) ORGANIZATION
Paradigm Funds (the “Trust”) is an open-end management investment company that was organized in Ohio as a business trust on September 13, 2002, that offers shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Paradigm Value Fund (“Value”) commenced operations on January 1, 2003. Value’s investment objective is long-term capital appreciation. The Paradigm Select Fund (“Select”) commenced operations on January 1, 2005. Select’s investment objective is long-term capital appreciation. The Paradigm Micro-Cap Fund (“Micro-Cap”) commenced operations on January 1, 2008. Micro-Cap’s investment objective is long-term capital appreciation. Under normal circumstances, Micro-Cap invests at least 80% of its net assets in the common stocks of U.S. micro-cap companies. Value, Select and Micro-Cap are all diversified funds. The advisor to Value, Select and Micro-Cap (each a “Fund” and collectively the “Funds”) is Paradigm Funds Advisor LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the significant accounting policies described in this section.

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTIONS AND OTHER: Security transactions are recorded based on the trade date for financial statement reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income, if any, is recognized on an accrual basis. The Funds use the highest cost basis which is a form of specific identification in computing gain or loss on sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

SHARE VALUATION: Each Fund’s net asset value (the “NAV”) is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days or less of purchase. During the fiscal year ended December 31, 2021, proceeds from redemption fees were $18,588, $123,567 and $42,134 for Value, Select and Micro-Cap, respectively.

INCOME TAXES: The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Funds identify their major tax jurisdictions as U.S. federal and New York State tax authorities; the Funds are not aware of any tax positions for which it is

2021 Annual Report 25

Notes to Financial Statements - continued

reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the fiscal year ended December 31, 2021, the Funds did not incur any interest or penalties.

ESTIMATES: The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund. These adjustments were primarily attributed to the reclassification of net operating loss.

Value
Paid In Capital	($549,259)
Total Distributable Earnings	$549,259

Select
Paid In Capital	($255,472)
Total Distributable Earnings	$255,472

Micro-Cap
Paid In Capital	($1,317,034)
Total Distributable Earnings	$1,317,034

3.) SECURITIES VALUATIONS
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ best information about the assumptions a market participant would use in valuing the assets or liabilities.

The availability of inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

2021 Annual Report 26

Notes to Financial Statements - continued

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Funds’ major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks and real estate investment trusts) Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a long security is valued at its last bid price except when, in the Advisor’s opinion, the last bid price does not accurately reflect the fair value of the long security. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy, and if an equity security is valued by the pricing service at its last bid, it is generally categorized in level 2 of the fair value hierarchy. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the fair value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Trust’s Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the underlying funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of December 31, 2021:

Value:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$70,674,613	$ -	$ -	$70,674,613
Real Estate Investment Trusts	2,672,976	-	-	2,672,976
Money Market Funds	2,850,662	-	-	2,850,662
Total	$76,198,251	$ -	$ -	$76,198,251

Select:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$132,383,735	$ -	$ -	$132,383,735
Real Estate Investment Trusts	1,927,296	-	-	1,927,296
Money Market Funds	12,085,799	-	-	12,085,799
Total	$146,396,830	$ -	$ -	$146,396,830

Micro-Cap:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$153,561,870	$ –	$ –	$153,561,870
Contingent Value Rights	–	–	186,000	186,000
Money Market Funds	6,806,969	–	–	6,806,969
Total	$160,368,839	$ –	$186,000	$160,554,839

The Funds did not hold any material level 3 assets during the fiscal year ended December 31, 2021. As of December 31, 2021, level 3 contingent value rights held in Micro-Cap represented 0.12% of the Fund's net assets. A reconciliation of level 3 investments, including certain disclosures related to significant inputs used in valuing level 3 investments, is only presented when a portfolio has over 1% of level 3 investments.

The Funds did not invest in derivative instruments during the fiscal year ended December 31, 2021.

2021 Annual Report 27

Notes to Financial Statements - continued

4.) INVESTMENT ADVISORY AGREEMENTS
The Trust, with respect to each of the Funds, has an investment advisory agreement (collectively the “Management Agreements”) with the Advisor. Under the terms of the Management Agreements, the Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Trustees. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. The Advisor pays all operating expenses of the Funds with the exception of taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short) and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trustees and Trust officers with respect thereto. The Funds will also pay expenses that they are authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (none are currently authorized). The Advisor also pays the salaries and fees of all of its officers and employees that serve as Trustees and Trust Officers. For its services and payment of certain Fund expenses as described below, the Advisor receives an annual investment management fee of 1.50%, 1.50% and 1.25% of the average daily net assets from Value, Select and Micro-Cap, respectively. The Advisor’s investment management fee is accrued daily and is typically paid monthly. As a result of the above calculations, for the fiscal year ended December 31, 2021, the Advisor earned management fees (before the waivers described below) totaling $1,054,548, $1,587,291 and $1,818,419 for Value, Select and Micro-Cap, respectively. At December 31, 2021, $94,067, $135,558 and $162,893 was due to the Advisor from Value, Select and Micro-Cap, respectively. The Advisor has contractually agreed to waive management fees and/or reimburse Select to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in acquired funds) at 1.15% of daily net assets through April 30, 2022. The Advisor waived $370,368 for the fiscal year ended December 31, 2021, for Select, pursuant to its contractual agreement. There is no recapture provision to this waiver.

5.) RELATED PARTY TRANSACTIONS
Certain officers and shareholders of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management fees paid to the Advisor from the Funds.

The Trustees who are not interested persons of the Funds were each paid $8,000, for a total of $32,000, in Trustees fees for the fiscal year ended December 31, 2021, for the Trust. Under the Management Agreements, the Advisor pays these fees.

6.) INVESTMENTS
For the fiscal year ended December 31, 2021, purchases and sales of investment securities other than U.S. government obligations and short-term investments were as follows:

	Value	Select	Micro-Cap
Purchases	$6,995,834	$55,745,424	$91,842,091
Sales	$7,658,748	$8,318,935	$62,562,374

There were no purchases or sales of U.S. government obligations.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940, as amended. At December 31, 2021, National Financial Services, LLC, located at 200 Liberty Street, New York, New York, for the benefit of its customers, held, in aggregate, 26.39% of Value, and therefore also may be deemed to control Value. Candace King Weir, beneficial owner located at 9 Elk Street, Albany, New York 12207, held, in aggregate, 29.39%, of Select, and therefore may be deemed to control Select. Candace King Weir, beneficial owner located at 9 Elk Street, Albany, New York 12207, held, in aggregate, 65.90% of Micro-Cap, and therefore may be deemed to control Micro-Cap.

8.) TAX MATTERS
For federal income tax purposes, at December 31, 2021, the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

2021 Annual Report 28

Notes to Financial Statements - continued

	Value	Select	Micro-Cap
Cost of Investments	$28,438,384	$96,262,659	$90,468,024

Gross Unrealized Appreciation	$48,431,324	$52,147,160	$73,070,788
Gross Unrealized Depreciation	(671,457)	(2,012,989)	(2,983,973)
Net Unrealized Appreciation
(Depreciation) on Investments	$47,759,867	$50,134,171	$70,086,815

The tax character of distributions paid during the fiscal years ended December 31, 2021 and 2020 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2021	December 31, 2020
Value
Ordinary Income	$ 50,868	$ 93,979
Long-term Capital Gain	1,934,386	1,134,716
	$ 1,985,254	$ 1,228,695

Select
Ordinary Income	$ –	$ 3,872
Long-term Capital Gain	251,191	65,819
	$ 251,191	$ 69,691

Micro-Cap
Ordinary Income	$ 37,607	$ 4,809,017
Long-term Capital Gain	1,730,186	–
	$ 1,767,793	$ 4,809,017

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Value	Select
Undistributed Long-Term Capital Gain	$ 19,497	$ 8,963
Unrealized Appreciation	47,759,867	50,134,171
	$47,779,364	$50,143,134

	Micro-Cap
Unrealized Appreciation	$70,086,815
	$70,086,815

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and temporary tax basis adjustments resulting from underlying investment mergers.

9.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2021, Value had 40% of its equity securities held invested in stocks within the Information Technology sector; Select had 41% of its equity securities held invested in stocks within the Information Technology sector; and Micro-Cap had 49% and 25% of its equity securities held invested in stocks within the Information Technology sector and the Health Care sector, respectively.

10.) COVID-19 RISK
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a

2021 Annual Report 29

Notes to Financial Statements - continued

significant impact on the Funds and their investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

2021 Annual Report 30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Paradigm Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Paradigm Funds comprising Paradigm Value Fund, Paradigm Select Fund, and Paradigm Micro-Cap Fund (the “Funds”) as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 22, 2022

2021 Annual Report 31

DISCLOSURE OF EXPENSES (Unaudited)

The ongoing costs to shareholders associated with the Paradigm Value Fund, Paradigm Select Fund and Paradigm Micro-Cap Fund consist solely of management fees. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Funds’ transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Funds, the shares are subject to a 2% redemption fee. The following example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on July 1, 2021, and held through December 31, 2021.

The first line of each table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in the Funds and other funds. In order to do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the annual maintenance fee charged to IRA accounts, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PARADIGM VALUE FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2021 to
	July 1, 2021	December 31, 2021	December 31, 2021

Actual	$1,000.00	$1,036.97	$7.70

Hypothetical	$1,000.00	$1,017.64	$7.63
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PARADIGM SELECT FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2021 to
	July 1, 2021	December 31, 2021	December 31, 2021

Actual	$1,000.00	$1,087.89	$6.05

Hypothetical	$1,000.00	$1,019.41	$5.85
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2021 Annual Report 32

Disclosure of Expenses (Unaudited) - continued

PARADIGM MICRO-CAP FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2021 to
	July 1, 2021	December 31, 2021	December 31, 2021

Actual	$1,000.00	$1,014.34	$6.35

Hypothetical	$1,000.00	$1,018.90	$6.36
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2021 Annual Report 33

ADDITIONAL INFORMATION
December 31, 2021
(Unaudited)

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Funds publicly file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES

Paradigm Funds Advisor LLC, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ website at www.paradigm-funds.com. It is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-800-239-0732). This information is also available on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION

You will find more information about the Funds at www.paradigm-funds.com. For shareholder inquiries, please call toll-free in the U.S. at 1-800-239-0732.

.

2021 Annual Report 34

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust as of December 31, 2021.

Interested Trustees and Officers

				Number of	Other
Name,	Position(s)	Term of	Principal	Portfolios	Directorships
Address[1],	Held with	Office and	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	the Trust	Length of	During the	By	During the
		Time Served	Past 5 Years	Trustee	Past 5 Years

Candace King	President	Indefinite Term,	Co-Portfolio Manager of Paradigm Micro-Cap Fund since	3	None
Weir[2]	and Trustee	Since 2002	2011, Paradigm Value Fund and Paradigm Select Fund
(1944)			since Feb. 2013; Co-Portfolio Manager of Paradigm
Opportunity Fund from Feb. 2013 to Dec. 2019. Director,
President, Chief Investment Officer, and Portfolio Manager
of Paradigm Capital Management, Inc. since 1994;
Director and President of C.L. King & Associates, Inc.
since 1972; Managing Member of PCM Ventures, LLC
since 1996, PCM Ventures International LLC since 2001,
PCM Ventures II, LLC since 2003, and PCM Ventures III,
LLC since 2010; Paradigm Funds Advisors LLC since
2005.

Amelia F. Weir	Secretary	Indefinite Term,	Co-Portfolio Manager of Paradigm Micro-Cap Fund since	N/A	N/A
(1975)		Since 2009	2011, Paradigm Value Fund and Paradigm Select Fund
since Feb. 2013; Co-Portfolio Manager of Paradigm
Opportunity Fund from Feb. 2013 to Dec. 2019. Portfolio
Manager and Director of Research Paradigm Capital
Management (2008 - current).

Carl A. Florio,	Trustee	Indefinite Term,	Director and Vice Chairman of Paradigm Funds Advisor	3	N/A
CPA[3]		Since 2005	LLC and affiliated entities (2008 - current).
(1948)

Robert A. Benton	Treasurer and	Indefinite Term,	SVP and CFO of Paradigm Funds Advisor LLC and affiliat-	N/A	N/A
(1954)	Chief	Treasurer and	ed advisors (May 2006 - current), SVP and CFO of C.L.
	Financial	Chief Financial	King & Associates, a registered broker dealer (February
	Officer	Officer Since	2001 - current); CCO of Paradigm Funds Advisor LLC an
		2002, Chief	affiliated advisor (June 2016 - Oct. 2019).
Compliance
Officer (June
2016 - Oct.
2019)

Thomas H. Signor	Chief	Indefinite Term,	CCO of Paradigm Funds Advisor LLC (Oct. 2019 - current);	N/A	N/A
(1965)	Compliance	Since 2019	Compliance Department of Paradigm Funds Advisor LLC
	Officer		(Aug. 2019-Oct. 2019); EVP and COO of Kinderhook Bank
(2015 to July 2019).

Independent Trustees

		Term of	Principal	Number of	Other
Name,	Position(s)	Office and	Occupation(s)	Portfolios	Directorships
Address[1],	Held with	Length of	During	Overseen	During the
and Year of Birth	the Trust	Time Served	Past 5 Years	By Trustee	Past 5 Years

Gary	Trustee	Indefinite Term,	Founder and President, Dr. Woods Products (a con-	3	None
Greenhouse[4]		Since 2016	sumer products company) (2006 - current); Founder and
(1943)			Managing Partner, Sylvia Woods Food Company (2000 -
current).

Peter H.	Trustee	Indefinite Term,	Peter H. Heerwagen, Attorney at Law (2009 - current).	3	None
Heerwagen		Since 2009
(1945)

William P.	Trustee	Indefinite Term,	Chief Executive Officer of Bright Hub, Inc. (2006 - cur-	3	Director, MTI
Phelan[5], CPA		Since 2007	rent).		Micro
(1956)

George M. Philip	Trustee	Indefinite Term,	Retired (2013 - current); President, University of Albany,	3	Director, First
(1947)		Since 2016	State University of New York (2007 - 2013).		Niagara
Financial
Group, iPic
Entertainment
Inc., US Airways

[1] The address of each trustee and officer is c/o Paradigm Funds, Nine Elk Street, Albany, NY 12207.
[2] Candace King Weir is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of her affiliation with the Trust’s investment advisor, Paradigm Funds Advisor LLC. Candace King Weir is a Director and the President of
Paradigm Capital Management, Inc.; and an interested Trustee of the Trust; and CEO of the Trust’s investment advisor, Paradigm Funds Advisor
LLC.
[3] Carl A. Florio is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of the Trust’s investment advisor, Paradigm Funds Advisor LLC. Carl A. Florio is a member of the Board of Directors of a non-profit foun-
dation that retains Paradigm Capital Management, Inc. to manage a portion of the foundation’s assets.
[4] Gary Greenhouse is a limited partner in PCM Partners, LP II. As of December 31, 2021 he owned 0.29% of the PCM Partners, LP II partnership, the value of which was approximately $1.48 million. Candace King Weir is the general partner of PCM Partners, LP II an interested Trustee of the
Trust and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.
[5] William P. Phelan is a limited partner in PCM Partners, LP II. As of December 31, 2021 he owned 0.92% of the PCM Partners, LP II partnership, the value of which was $4.68 million. Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust’s investment advisor, Paradigm Funds Advisor LLC.

The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling 1-800-239-0732.

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2021 Annual Report 37

Board of Trustees
Carl A. Florio
Gary Greenhouse
Peter H. Heerwagen
Candace King Weir
William P. Phelan
George M. Philip

Investment Advisor
Paradigm Funds Advisor LLC
Nine Elk Street
Albany, NY 12207-1002

Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Heights, OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

This report is provided for the general information of the shareholders of the Paradigm
Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Phalen is an audit committee financial expert. Mr. Phalen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$30,400	$29,500
Audit-Related Fees	$0	$0
Tax Fees	$9,000	$9,000
All Other Fees	$1,000	$4,000

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review and N-14 filing review (2020).

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$10,000	$13,000
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Paradigm Funds

By: /s/Candace King Weir Candace King Weir President

Date: 03-01-2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Candace King Weir Candace King Weir President

Date: 03-01-2022

By: /s/Robert A. Benton Robert A. Benton Chief Financial Officer

Date: 3/1/2022